FIRST FOCUS FUNDS

                       SUPPLEMENT DATED SEPTEMBER 2, 2003
                      TO THE PROSPECTUS DATED JULY 31, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

         In connection with the Proxy Statement/Prospectus sent to all shareholders of record of the First Focus Bond Fund (the "Bond Fund") and the First Focus Income Fund (the "Income Fund") as of the record date, the Income Fund's shareholders approved the proposed reorganization on July 25, 2003 and the Bond Fund's shareholders approved the proposed reorganization on August 1, 2003. On August 29, 2003, in accordance with Agreement and Plan of Reorganization included in the Proxy Statement/Prospectus, all of the assets and liabilities of the Bond Fund were transferred to the Income Fund in exchange for shares of the Income Fund. As a result of this transaction, the Bond Fund shareholders have become shareholders of the Income Fund and the Bond Fund is no longer offered to shareholders for investment. All references to the Bond Fund within the Prospectus are hereby deleted as of the date of the reorganization.

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The following discussion relates to the First Focus Funds' Anti-Money Laundering
Program is added to the "Buying, Selling and Exchanging Shares" section of the Prospectus.

Foreign Investors

The First Focus Funds (the "Fund") does not generally accept investments by non-US persons. Non-US persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely

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to establish and verify a customer's identity, and the Fund shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund (e.g. 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund (e.g. 96 hours), which may change from time to time. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal Law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


FFF-SU--014-0100

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                                SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456



                                                               September 3, 2003
VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC  20549

Re:      First Focus Funds, Inc.
         File Number  33-85982

Ladies and Gentlemen:

On behalf of the First Focus Funds, Inc., and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached please find a supplement dated September 2, 2003 to the Prospectus dated July 31, 2003.



                                                                ----------------
                                                                Laurie V. Brooks
                                                            SEI Legal Department